Exhibit 10.10

0002 — MOLYCORP MINERALS, LLC
HC1 BOX 224
MOUNTAIN PASS, CA 92366
760-856-2201
PURCHASE ORDER

PURCHASE ORDER NO	E00010
ORDER DATE	12/15/2010
VERSION NO	0000

TERMS	F.O.B.	DELIVER TO
NET TERMS: 45 Days	SEE DETAILS ON P.O.	EICHLEAY WAREHOUSE

SUPPLIER	PURCHASING OFFICER	RECEIVING
QUINN PROCESS EQUIPMENT CO.	NAME: SILVEY, DEBI	PROJECT PHOENIX
3400 BRIGHTON BLVD.	PHONE: 925-363-2398	67720 BAILEY ROAD
DENVER, CO 80216	FAX: 925-689-7006	MOUNTAIN PASS, CA 92366
	EMAIL: debbie.silvey@molycorp.com	Contact: Curtis Eggleston
(925) 787-4497

CONTACT: RICHARD (RICK) QUINN		BILL TO
PHONE: 303-295-2872		0002- MOLYCORP MINERALS, LLC
FAX: +1-303-295-2706		ATTN: Eichleay Engineers

TERMS AND CONDITIONS AS AGREED UPON BY MOLYCORP MINERALS, LLC		Accounts Payable
AND QUINN PROCESS EQUIPMENT		1390 Willow Pass Road, Suite 600
Concord, CA 94520

Payment Terms: 10% DUE WITH ORDER

6% DUE ON THE FIRST OF EACH MONTH FOLLOWING FOR 14 MONTHS

(TOTAL of 84%)

6% DUE UPON NOTIFICATION OF READINESS TO SHIP

LINE	QTY	UI	DESCRIPTION	ITEM PRICE	GROSS PRICE
001	2449313	UN	CIRCUIT 1 PURCHASE REQ: 003122/001 DUE DATE: 03/09/2012	1.0000	2,449,313.00 0.00
002	12183000	UN	CIRCUIT 2 PURCHASE REQ: 003122/002 DUE DATE: 03/08/2012	1.0000	12,183,000.00 0.0
003	5410161	UN	CIRCUIT 3 PURCHASE REQ: 003122/003 DUE DATE: 03/09/2012	1.0000	5,410,161.00 0.00
004	570847	UN	FLANGED CONNECTION TROUGHS PURCHASE REQ: 003122/004 DUE DATE: 03/09/2012	1.0000	570,847.00 0.00
005	824532	UN	LUGS PURCHASE REQ: 003122/005 DUE DATE: 03/09/2012	1.0000	824,532.00 0.00

				GRAND TOTAL	21,437,653.00

MOLY00033-000-QUINN MIXERS AND SETTLERS

SIGNATURE	/s/ Richard Quinn